Fees Summary	Jun. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,144,296.72
Previously Paid Amount	0.00
Total Fee Amount	2,091.43
Total Offset Amount	0.00
Net Fee	$ 2,091.43